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                                UNITS AGREEMENT



                                           As of May __, 1998



Mr. ________________



          Re:  LCO Investments Limited Incentive Compensation Plan
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Dear ___________:

          We refer to the LCO Investments Limited Incentive Compensation Plan dated as of May 11, 1998 attached as EXHIBIT A hereto (the "PLAN"). Capitalized terms used but not otherwise defined in this Agreement shall have the meaning given such terms in the Plan.

          LCO Investments Limited (the "COMPANY") and the undersigned person (the "UNIT HOLDER") hereby agree as follows:

          1.   Units Agreement.  This Units Agreement constitutes the "Units
               ---------------
Agreement" referred to in Section 2(b) of the Plan.

          2.   Grant.  The Company hereby grants to the Unit Holder ______ (___)
               -----
Units under the Plan.

          3.   Termination.  The Company and the Unit Holder agree that in
               -----------
addition to the definition of "Termination" contained in the Plan, the term "Termination" shall mean, as to the Unit Holder, the termination for any reason
whatsoever of the Employment Agreement dated May   , 1998 between the Unit
Holder and Ion Laser Technology, Inc.

          4.   Acknowledgements.  The Unit Holder acknowledges and agrees that
               ----------------
the Units granted hereby are governed by and subject to the terms and conditions of the Plan.
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          5.   Non-Transferable.  The Units are not transferable, in whole or in
               ----------------
part, by the Unit Holder other than by will or by the laws of descent and distribution. The Unit Holder agrees not to transfer, assign, pledge, hypothecate, pledge or otherwise encumber or dispose of the Units granted by this Units Agreement without the consent of the Company.

          6.   Counterparts.  This Units Agreement may be executed in one or
               ------------
more original or facsimile counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned parties have executed this Units Agreement as of the date first written above.


                                       LCO INVESTMENTS LIMITED


                                       By:____________________________
                                          Name:
                                         Title:




                                       _______________________________
                                       Unit Holder



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